Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Deep Well Oil & Gas, Inc. (“the Company“) on Form 10-KSB for the period ended September 30, 2006 filed with the Securities and Exchange Commission on the date hereof (“the Report”), I, Curtis Sparrow, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: December 15, 2008

By: /s/ Curtis Sparrow
Curtis Sparrow
Chief Financial Officer